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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                           GENERAL SECURITY AGREEMENT

            THIS AGREEMENT is made as of the 3rd day of April, 2002,


                              BY: SPORT MASKA INC., a corporation organized under the laws of the Province of New Brunswick and having its chief executive office at 3500 boul. de Maisonneuve, Suite 1210, Westmount, Quebec, Canada H3Z 3C1

                              (the "Corporation")

IN FAVOUR OF:                 BNY TRUST COMPANY OF CANADA, having an office at 4
                              King Street West, Suite 1101, Toronto, Ontario,
                              Canada M5H 1B6

                              (the "Collateral Agent")

RECITALS:

A.    The Corporation has entered into the Indenture with the Trustee.

B. It is a condition of the Indenture that the Corporation enter into this Agreement.

            NOW THEREFORE in consideration of the sum of $1.00 and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Corporation agrees with the Collateral Agent as follows:

                                   ARTICLE 1.
                                 INTERPRETATION

1.1.        DEFINITIONS

            In this Agreement:

    1.1.1. "ACCESSIONS" means Goods that are installed in or affixed to other Goods;

    1.1.2. "ACCOUNT" means any monetary obligation not evidenced by Chattel Paper, an Instrument or a Security, whether or not it has been earned by performance;

    1.1.3. "THIS AGREEMENT", "HERETO", "HEREIN", "HEREOF", "HEREBY", "HEREUNDER" and any similar expressions refer to this Agreement and the Schedule hereto as amended, supplemented or replaced from time to time, and not to any particular Article, section or other portion hereof or thereof;

    1.1.4. "BUSINESS DAY" has the meaning attributed to such term in the Indenture;

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    1.1.5. "CANADIAN COLLATERAL AGENCY AGREEMENT" means the Canadian collateral agency agreement dated as of April 3, 2002 between, among others, The Hockey Company, Sport Maska Inc., the Trustee and the Collateral Agent, as amended, supplemented or replaced from time to time;

    1.1.6. "CHATTEL PAPER" means one or more than one writing that evidences both a monetary obligation and a security interest in or a lease of specific Goods;

    1.1.7. "COLLATERAL" means all of the undertaking, property and assets of the Corporation subject to, or intended to be subject to, the Security Interest, and any reference to "COLLATERAL" shall be deemed to be a reference to "COLLATERAL OR ANY PART THEREOF" except where otherwise specifically provided;

    1.1.8. "COLLATERAL AGENT" means BNY Trust Company of Canada, and its successors and assigns;

    1.1.9. "CORPORATION" means Sport Maska Inc., a corporation organized under the laws of New Brunswick, and its successors and assigns;

    1.1.10. "DOCUMENT OF TITLE" means any writing that purports to be issued by or addressed to a bailee and purports to cover such Goods in the bailee's possession as are identified or fungible portions of an identified mass, and that in the ordinary course of business is treated as establishing that the Person in possession of it is entitled to receive, hold and dispose of the document and the Goods it covers;

    1.1.11. "EVENT OF DEFAULT" has the meaning attributed to such term in the Indenture;

    1.1.12. "GOODS" means tangible personal property other than Chattel Paper, Documents of Title, Instruments, Money and Securities, and includes fixtures, growing crops, the unborn young of animals, timber to be cut, and minerals and hydrocarbons to be extracted;

    1.1.13. "HOLDER" has the meaning attributed to such term in the Indenture;

    1.1.14. "INDENTURE" means the indenture dated as of April 3, 2002 between, among others, The Hockey Company, Sport Maska Inc., and the Trustee, as amended, supplemented or replaced from time to time;

    1.1.15. "INSTRUMENT" means,

            1.1.15.1. a bill, note or cheque within the meaning of the BILLS OF EXCHANGE ACT (Canada) or any other writing that evidences a right to the payment of Money and is of a type that in the ordinary course of business is transferred by delivery with any necessary endorsement or assignment, or

            1.1.15.2. a letter of credit and an advice of credit if the letter or advice states that it must be surrendered upon claiming payment thereunder,

    but does not include a writing that constitutes part of Chattel Paper, a Document of Title or a Security;

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    1.1.16. "INTANGIBLE" means all personal property, including choses in action and Intellectual Property, that is not Goods, Chattel Paper, Documents of Title, Instruments, Money or Securities;

    1.1.17. "INTELLECTUAL PROPERTY" means trademarks and trademark applications, trade names, certification marks, patents and patent applications, copyrights, know-how, formulae, processes, inventions, technical expertise, research data, trade secrets, industrial designs, domain names and other similar property, whether registered or unregistered, and includes computer software and including without limitation the property described in Schedule
    1.1.17 hereto;

    1.1.18. "INTERCREDITOR AGREEMENT" means the intercreditor agreement dated as of April 3, 2002 between General Electric Capital Corporation, General Electric Capital Canada Inc., the Collateral Agent, the Trustee, The Hockey Company, the Corporation and others, as amended, supplemented or replaced from time to time;

    1.1.19. "LIEN" means any mortgage, pledge, charge, assignment, security interest, hypothec, lien or other encumbrance, including, without limitation, any agreement to give any of the foregoing, or any conditional sale or other title retention agreement;

    1.1.20. "MONEY" means a medium of exchange authorized or adopted by the Parliament of Canada as part of the currency of Canada or by a foreign government as part of its currency, including, without limitation, U.S. Legal Tender;

    1.1.21. "NOTES" has the meaning attributed to such term in the Indenture;

    1.1.22. "OBLIGATIONS" means all of the obligations, liabilities and indebtedness of the Corporation to the Holders, the Trustee or the Collateral Agent from time to time, whether present or future, absolute or contingent, liquidated or unliquidated, as principal or as surety, alone or with others, of whatsoever nature or kind, in any currency or otherwise, under:

            1.1.22.1.   the Notes;

            1.1.22.2.   the Indenture;

            1.1.22.3.   the Security Agreements (including this Agreement); and

            1.1.22.4.   the Canadian Collateral Agency Agreement;

    or any one or more of the foregoing as the same may be amended, supplemented or replaced from time to time; and any other document or agreement executed by the Corporation in connection therewith;

    1.1.23. "PERMITTED LIENS" has the meaning attributed to such term in the Indenture;

    1.1.24. "PERSON" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity however designated or constituted;

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    1.1.25. "PPSA" means the PERSONAL PROPERTY SECURITY ACT (Ontario) as amended from time to time and any Act substituted therefor and amendments thereto;

    1.1.26. "PROCEEDS" means identifiable or traceable personal property in any form derived directly or indirectly from any dealing with property or the proceeds therefrom, and includes any payment representing indemnity or compensation for loss of or damage to property or proceeds therefrom;

    1.1.27. "RECEIVER" means any of a receiver, manager, receiver-manager and receiver and manager;

    1.1.28. "SECURITY" means a document that is,

            1.1.28.1. issued in bearer, order or registered form,

            1.1.28.2. of a type commonly dealt in upon securities exchanges or markets or commonly recognized in any area in which it is issued or dealt in as a medium for investment,

            1.1.28.3. one of a class or series or by its terms is divisible into a class or series of documents, and

            1.1.28.4. evidence of a share, participation or other interest in property or in an enterprise or is evidence of an obligation of the issuer,

    and includes an uncertificated security within the meaning of Part VI (Investment Securities) of the BUSINESS CORPORATIONS ACT (Ontario);

    1.1.29. "SECURITY AGREEMENTS" has the meaning attributed to such term in the Indenture;

    1.1.30. "SECURITY INTEREST" has the meaning attributed to such term in section 2.1;

    1.1.31. "TRUSTEE" means The Bank of New York, as trustee under the Indenture, and its successors and assigns; and

    1.1.32. "U.S. LEGAL TENDER" has the meaning attributed to such term in the Indenture.

1.2.        HEADINGS

            The inclusion of headings in this Agreement is for convenience of reference only and shall not affect the construction or interpretation hereof.

1.3.        REFERENCES TO ARTICLES AND SECTIONS

            Whenever in this Agreement a particular Article, section or other portion thereof is referred to then, unless otherwise indicated, such reference pertains to the particular Article, section or portion thereof contained herein.

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1.4.        CURRENCY

            Except where otherwise expressly provided, all amounts in this Agreement are stated and shall be paid in U.S. Legal Tender.

1.5.        GENDER AND NUMBER

            In this Agreement, unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.6.        INVALIDITY OF PROVISIONS

            Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof. To the extent permitted by applicable law, the parties waive any provision of law which renders any provision of this Agreement invalid or unenforceable in any respect.

1.7.        AMENDMENT, WAIVER

            No amendment or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall constitute a waiver of any other provision nor shall any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.

1.8.        GOVERNING LAW, ATTORNMENT

            This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and the Corporation hereby irrevocably attorns to the jurisdiction of the courts of Ontario.

                                   ARTICLE 2.
                                SECURITY INTEREST

2.1.        CREATION OF SECURITY INTEREST

            Subject to sections 2.2 and 2.3 hereof, the Corporation hereby grants to the Collateral Agent, for and on behalf of the Trustee, by way of security interest, pledge, charge and hypothec, a security interest (the "Security Interest") in the undertaking of the Corporation and in:

    2.1.1. all Goods (including without limitation all parts, accessories, attachments, additions and Accessions thereto) whether or not such Goods are now or hereafter become fixtures, all Accounts, all Chattel Paper, all Documents of Title (whether negotiable or not), all Instruments, all Intangibles, all Money and all Securities, and all other personal property, if any, in each case now owned or hereafter acquired by or on behalf of the Corporation or in respect of which the Corporation now or hereafter has any right, title or interest (including, without limitation, such as may be returned to or repossessed by the Corporation) and including, without limitation, all contracts, licenses, computer software, warranties, ownership certificates, manuals, publications, books, statements of account, bills, invoices, letters and other documents or records in any form evidencing or relating to any of the foregoing property;

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    2.1.2. all renewals of, accretions to and substitutions for any of the property described in section 2.1.1; and

    2.1.3. all Proceeds (including Proceeds of Proceeds) of any of the property described in sections 2.1.1 and 2.1.2.

2.2.        EXCEPTION FOR LAST DAY OF LEASES

            The Security Interest granted hereby does not and shall not extend to, and the Collateral shall not include, the last day of the term of any lease or sub-lease, oral or written, or any agreement therefor, now held or hereafter acquired by the Corporation, but upon the sale of the leasehold interest or any part thereof the Corporation shall stand possessed of such last day in trust to assign the same as the Collateral Agent shall direct.

2.3.        EXCEPTION FOR CONTRACTUAL RIGHTS

            The Security Interest granted hereby does not and shall not extend to, and the Collateral shall not include, any agreement, right, franchise, license or permit (the "contractual rights") to which the Corporation is a party or of which the Corporation has the benefit, to the extent that the creation of the Security Interest therein would constitute a breach of the terms of or permit any Person to terminate the contractual rights, but the Corporation shall hold its interest therein in trust for the benefit of the Collateral Agent and shall assign such contractual rights to the Collateral Agent, for and on behalf of the Trustee, forthwith upon obtaining the consent of the other party thereto. The Corporation agrees that it shall, upon the request of the Collateral Agent, use all commercially reasonable efforts to obtain any consent required to permit any contractual rights to be subjected to the Security Interest.

2.4.        ATTACHMENT

            The attachment of the Security Interest has not been postponed and the Security Interest shall attach to any particular Collateral as soon as the Corporation has rights in such Collateral.

                                   ARTICLE 3.
                               OBLIGATIONS SECURED

3.1.        OBLIGATIONS SECURED

            The Security Interest granted hereby secures payment, performance and satisfaction of the Obligations.

                                   ARTICLE 4.
                      CERTAIN AGREEMENTS OF THE CORPORATION

4.1.        RESTRICTIONS ON DEALING WITH COLLATERAL

            The Corporation shall not, except in accordance with the Indenture, without the prior consent in writing of the Collateral Agent:

    4.1.1. sell, assign, transfer, exchange, lease, consign or otherwise dispose of any Goods or all or any material part of the Collateral as a whole; or

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    4.1.2. create, assume or suffer to exist any Lien upon the Collateral.

            No provision hereof shall be construed as a subordination or postponement of the Security Interest to or in favour of any other Lien, whether or not such Lien is permitted hereunder or otherwise.

            The Corporation shall keep its chief executive office at the address set out on the first page of this Agreement and the Collateral at such locations set forth in Schedule 2.1.1 hereto, or, upon 20 Business Days prior notice to the Collateral Agent, at such other location in a jurisdiction where all actions required by section 9.5 hereof shall have been taken with respect to the Collateral.

4.2.        VERIFICATION OF COLLATERAL

            The Collateral Agent shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner the Collateral Agent may consider appropriate and the Corporation agrees to furnish all assistance and information and to perform all such acts as the Collateral Agent may reasonably request in connection therewith and for such purpose to grant to the Collateral Agent or its agents access to all places where Collateral may be located and to all premises occupied by the Corporation.

4.3.        EXPENSES

            The Corporation shall pay to the Collateral Agent on demand all of the Collateral Agent's reasonable costs, charges and expenses (including, without limitation, legal fees on a solicitor and his own client basis and Receiver's fees) in connection with the preparation, registration or amendment of this Agreement, the perfection or preservation of the Security Interest, the enforcement by any means of any of the provisions hereof or the exercise of any rights, powers or remedies hereunder, including, without limitation, all such costs, charges and expenses in connection with taking possession of Collateral, carrying on the Corporation's business, collecting the Corporation's accounts and taking custody of, preserving, repairing, processing, preparing for disposition and disposing of Collateral, together with interest on such costs, charges and expenses from the dates incurred to the date of payment at the rate normally charges by the Collateral Agent on similar accounts.

4.4.        FURTHER ASSURANCES

    4.4.1. The Corporation shall at its own expense do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, mortgages, pledges, charges, assignments, security agreements, hypothecs and assurances (including instruments supplemental or ancillary hereto) and such financing statements as the Collateral Agent may from time to time reasonably request to better assure and perfect its security on the Collateral.

    4.4.2. At such time as the Collateral Agent may reasonably request, the Corporation shall cause to be delivered to the Agent an opinion of counsel stating that, in the opinion of such counsel, all such action has been taken including, but not limited to, the execution and delivery and the registration, filing, re-registration, refiling or re-recording of this Agreement and all instruments supplemental or ancillary hereto, as is necessary to validly give to the Collateral Agent, for and on behalf of the Trustee, and to maintain, the Security Interest granted hereby.

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4.5.        SPECIFIC ADDITIONAL ASSURANCES

    4.5.1. The Corporation shall use commercially reasonable efforts to pursue and complete the sale of the of property owned by the Corporation located on Sligo Road, Mount Forest, Ontario, Canada as further described in Schedule
    4.5.1 hereto (the "Property") within 180 days of the date hereof (the "Required Charge Date").

    4.5.2. In the event the sale of the Property has not been fully completed by the Required Charge Date, the Corporation will execute and deliver a mortgage/charge against the Property (the "Charge") in favour of the Collateral Agent on such terms and conditions as are satisfactory to the Trustee and the Collateral Agent acting reasonably. The Charge will be registered against the title to the Property on the Required Charge Date and will only be subject to a mortgage/charge in favour of General Electric Capital Corporation and/or General Electric Capital Canada Inc., liens permitted under the Indenture and such other prior liens as may be agreed to by the Trustee acting reasonably. On the Required Charge Date, the Corporation will also cause its legal counsel to provide the Trustee and the Collateral Agent with a title opinion in respect of the Property and the Charge in form and substance satisfactory to the Trustee acting reasonably.

    4.5.3. Forthwith after search certificates in the Ontario personal property security registration system again becoming available to the general public, the Corporation shall use commercially reasonable efforts to provide the Collateral Agent with such acknowledgements and subordinations with respect to existing registrations made under the PERSONAL PROPERTY SECURITY ACT (Ontario) against the Corporation and its predecessors as the Trustee may reasonably request.

    4.5.4. Forthwith after the Ontario personal property security registration system again becomes available to the general public and registrations have been made under the PERSONAL PROPERTY SECURITY ACT (Ontario) to perfect the security interests granted by the Corporation to the Collateral Agent in Ontario, the Corporation shall cause its Ontario legal counsel to provide the Trustee and the Collateral Agent with an opinion as to perfection by registration in form and substance satisfactory to the Trustee acting reasonably.

    4.5.5. As soon as reasonably possible after the date hereof, the Corporation shall cause all security interests recorded in the Canadian Intellectual Property Office against the intellectual property of the Corporation, other than those in favour of General Electric Capital Corporation, General Electric Capital Canada Inc. and the Collateral Agent, to be discharged.

    4.5.6. As soon as reasonably possible after the date hereof, the Corporation shall discharge or cause to be discharged all of the registrations and filings against the property, assets and undertaking of the Corporation made by or in favour of Caisse de depot et placement du Quebec and/or Montreal Trust Company.

    4.5.7. The Corporation shall use commercially reasonable efforts to provide the Canadian Collateral Agent with an agreement substantially in the form attached as Schedule 4.5.7 hereto forthwith after the date hereof from each of the landlords of the following properties leased by the Corporation:

      (a) 700, 710, 730 Bernard Street, in the City of Granby, Province of Quebec (landlord is Societe Immobiliere Enertech Inc., Sport Maska Inc. is sublessee and Bell Sports Canada Inc is sublessor);

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      (b)   8th and 12th floors (suites 802 and 1210), 3500 de Maisonneuve
            Boulevard West, Westmount (now Montreal), Province of Quebec (landlord is Place Alexis Nihon Management Services Inc., property manger is Mandatary for Pan Management Montreal (1997) Inc. and Sport Maska Inc. is tenant); and

      (c) 170 rue Gouin et 349 Centre Street, in the City of Richmond, Province of Quebec, J0B 2HO (landlord is Comite de promotion industrielle de la zone de Richmond and Sport Maska Inc. is tenant).

    4.5.8. As soon as reasonably possible after the date hereof, the Corporation shall provide answers to the environmental questions raised in the memorandum from Desjardins Ducharme Stein Monast dated March 26, 2002 attached as Schedule 4.5.8 hereto in a manner satisfactory to the Trustee acting reasonably.

                                   ARTICLE 5.
                         REPRESENTATIONS AND WARRANTIES

5.1.        REPRESENTATIONS AND WARRANTIES

    5.1.1. The Corporation represents and warrants that this Agreement is granted in accordance with a resolution of the directors of the Corporation and all matters and things have been done and performed so as to authorize and make the execution and delivery of this Agreement, and the performance of the Corporation's obligations hereunder, legal, valid and binding.

    5.1.2. The Corporation represents and warrants that, with the exception of goods in transit from time to time, all of the Collateral is located in the Provinces of Quebec, Ontario and New Brunswick at the locations set out in
    Schedule 2.1.1 hereto.

    5.1.3. The Corporation represents and warrants that the Corporation's chief executive office is located at 3500 boul. de Maisonneuve, Suite 1210, Westmount, Quebec Canada H3Z 3C1.

    5.1.4. The Corporation represents and warrants that the Corporation has not been known by any legal name different from the one set forth on the signature page hereto and CCM, Koho and Jofa.

                                   ARTICLE 6.
                               COLLECTION OF DEBTS

6.1.        COLLECTION OF DEBTS

            After the occurrence and during the continuance of an Event of Default, the Collateral Agent may give notice of the Security Interest to any Person obligated to pay any debt or liability constituting Collateral and may also direct such Person to make all payments on account of any such debt or liability to the Collateral Agent. The Corporation acknowledges that any payments received by the Corporation from such Persons, whether before or after notification of the Security Interest to such Persons and after the occurrence and during the continuance of an Event of Default, shall be received and held by the Corporation in trust, or as agent in the Province of Quebec, for the Collateral Agent and shall be turned over to the Collateral Agent upon request.

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                                   ARTICLE 7.
                                    REMEDIES

7.1.        APPOINTMENT OF RECEIVER

    7.1.1. After the occurrence and during the continuance of an Event of Default, the Collateral Agent may appoint by instrument any Person, whether an officer or an employee of the Collateral Agent or not, to be a Receiver of Collateral and may remove any Receiver so appointed and appoint another in place of such Receiver in the same manner. Any such Receiver shall be deemed the agent of the Corporation and not of the Collateral Agent for the purpose of (i) carrying on and managing the business and affairs of the Corporation, and (ii) establishing liability for all acts or omissions of the Receiver while acting as such, and the Collateral Agent shall not be in any way responsible for any acts or omissions on the part of any such Receiver, its officers, employees and agents. The Corporation hereby irrevocably authorizes the Collateral Agent to give instructions to the Receiver relating to the performance of its duties. The Corporation hereby irrevocably waives any right it may have now or in the future under any applicable law, including, without limitation, the PPSA, to make application to a court for the removal, replacement or discharge of the Receiver or for directions on any matter relating to the duties of the Receiver (unless such duties are not being performed in a commercially reasonable manner) or in respect of the Receiver's accounts or remuneration or in respect of any other matter.

    7.1.2. Subject to the provisions of the instrument appointing it, any such Receiver shall have the power to take possession of Collateral, to preserve Collateral or its value in such manner as it considers appropriate, to carry on or concur in carrying on all or any part of the business of the Corporation and to sell, lease or otherwise dispose of or concur in selling, leasing or otherwise disposing of Collateral in such manner and on such terms as it considers to be commercially reasonable. To facilitate the foregoing powers, any such Receiver may enter upon, use and occupy all premises owned or occupied by the Corporation wherein Collateral may be situate to the exclusion of all others to the extent permitted by law, including the Corporation, maintain Collateral upon such premises, borrow money on a secured or unsecured basis, incur reasonable expenses in the exercise of the rights, powers and remedies set out in this Agreement and use Collateral directly in carrying on the Corporation's business or as security for loans or advances to enable it to carry on the Corporation's business or otherwise, as such Receiver shall, in its discretion, determine. In addition, the Receiver shall have the following rights, powers and remedies:

            7.1.2.1. to make payments to Persons having prior rights or Liens on properties on which the Corporation may hold a Lien and to Persons having prior rights or Liens on the Collateral; and

            7.1.2.2. to demand, commence, continue or defend proceedings in the name of the Collateral Agent or of the Receiver or in the name of the Corporation for the purpose of protecting, seizing, collecting, realizing or obtaining possession or payment of the Collateral and to give effectual receipts and discharges therefor.

    7.1.3. Except as may be otherwise directed by the Collateral Agent, all Proceeds received from time to time by such Receiver in carrying out its appointment shall be received in trust, or as agent in the Province of Quebec, for and paid over to the Collateral Agent. Every such Receiver may, in the discretion of the Collateral Agent, be vested with all or any of the rights and powers of the Collateral Agent.

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7.2.        EXERCISE OF REMEDIES BY COLLATERAL AGENT

            After the occurrence and during the continuance of an Event of Default, the Collateral Agent may, either directly or through its agents or nominees, exercise all the powers and rights available to a Receiver by virtue of section 7.1. In addition to the rights granted in this Agreement and in any other agreement now or hereafter in effect between the Corporation and the Collateral Agent and in addition to any other rights the Collateral Agent may have at law or in equity or otherwise, the Collateral Agent shall have, both before and after the occurrence of an Event of Default, all rights and remedies of a secured party under the PPSA.

7.3.        POSSESSION OF COLLATERAL

            The Corporation acknowledges that, after the occurrence and during the continuance of an Event of Default, the Collateral Agent or any Receiver appointed by it may take possession of Collateral wherever it may be located and by any method permitted by law and the Corporation agrees upon request from the Collateral Agent or any such Receiver to assemble and deliver possession of Collateral at such place or places as directed.

7.4.        REMEDIES NOT EXCLUSIVE

            All rights, powers and remedies of the Collateral Agent under this Agreement may be exercised separately or in combination and shall be in addition to, and not in substitution for, any other security now or hereafter held by the Collateral Agent and any other rights, powers and remedies of the Collateral Agent however created or arising. No single or partial exercise by the Collateral Agent of any of the rights, powers and remedies under this Agreement or under any other security now or hereafter held by the Collateral Agent shall preclude any other and further exercise of any other right, power or remedy pursuant to this Agreement or any other security or at law, in equity or otherwise. After the occurrence of and during the continuance of an Event of Default, the Collateral Agent shall have the right to proceed against Collateral or any other security in such order and in such manner as it shall determine without waiving any rights, powers or remedies which the Collateral Agent may have with respect to this Agreement or any other security or at law, in equity or otherwise. No delay or omission by the Collateral Agent in exercising any right, power or remedy hereunder or otherwise shall operate as a waiver thereof or of any other right, power or remedy.

7.5.        CORPORATION LIABLE FOR DEFICIENCY

            The Corporation shall remain liable to the Collateral Agent for any deficiency after the proceeds of any sale, lease or disposition of Collateral are received by the Collateral Agent.

7.6.        EXCLUSION OF LIABILITY OF COLLATERAL AGENT AND RECEIVER

            Except as required by law or in the event of gross negligence or wilful misconduct by the Collateral Agent or any Receiver appointed by it, the Collateral Agent shall not, nor shall any Receiver appointed by it, be liable for any failure to exercise its rights, powers or remedies arising hereunder or otherwise, including without limitation any failure to take possession of, collect, enforce, realize, sell, lease or otherwise dispose of, preserve or protect the Collateral, to carry on all or any part of the business of the Corporation relating to the Collateral or to take any steps or proceedings for any such purposes. Neither the Collateral Agent nor any Receiver appointed by it shall have any obligation to take any steps or proceedings to preserve rights against prior parties to or in respect of Collateral including without limitation any Instrument, Chattel Paper or Securities, whether or not in the Collateral Agent's or the

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                                      -12-


Receiver's possession, and neither the Collateral Agent nor any Receiver appointed by it shall be liable for failure to do so. Subject to the foregoing, the Collateral Agent shall use reasonable care in the custody and preservation of the Collateral in its possession.

7.7.        NOTICE OF SALE

            Unless required by law, neither the Collateral Agent nor any Receiver appointed by it shall be required to give the Corporation any notice of any sale, lease or other disposition of the Collateral, the date, time and place of any public sale of Collateral or the date after which any private disposition of Collateral is to be made.

7.8.        CURRENCY CONVERSION

            In the event that from time to time any of the Collateral, or any portion of any of the Collateral, is in a currency different from the currency of any of the Obligations, the Collateral Agent may convert the Collateral, or any portion thereof, from U.S. Legal Tender into currency of Canada ("Canadian Legal Tender") or Canadian Legal Tender into U.S. Legal tender, or, if for the purpose of obtaining or enforcing judgment against the Corporation in any Court in any jurisdiction, it becomes necessary to convert U.S. Legal Tender into Canadian Legal Tender or Canadian Legal Tender into U.S. Legal Tender, then the conversion shall be made at the rate of exchange quoted by The Bank of New York as its spot rate of exchange for the conversion of U.S. Legal Tender or Canadian Legal Tender, as applicable (the "First Currency"), to the other (the "Second Currency") at approximately noon (New York time) on such day (the "Conversion Rate") that is the first Business Day prior to the day on which payment is received.

            If the conversion is not able to be made in the manner contemplated by the preceding paragraph in the jurisdiction in which the action or proceeding is brought, then the conversion shall be made at the Conversion Rate on the day on which the judgment is given.

            If the Conversion Rate on the date of payment is different from the Conversion Rate on such first Business Day or on the date of judgment, as the case may be, the Corporation shall pay such additional amount (if any) in the Second Currency as may be necessary to ensure that the amount paid on such payment date is the aggregate amount in the Second Currency which, when converted at the Conversion Rate on the date of payment, is the amount due in the First Currency, together with all costs, charges and expenses of conversion. Any additional amount owing by the Corporation pursuant to the provisions of this section shall be due as a separate debt and shall give rise to a separate cause of action and shall not be affected by or merged into any judgment obtained for any other amounts due under or in respect of the Notes, the Indenture or any of the Security Agreements (including this Agreement).

                                   ARTICLE 8.
                             APPLICATION OF PROCEEDS

8.1.        APPLICATION OF PROCEEDS

            The Proceeds arising from the enforcement of the Security Interest as a result of the possession by the Collateral Agent or the Receiver of the Collateral or from any sale, lease or other disposition of, or realization of security on, the Collateral (except following acceptance of Collateral in satisfaction of the Obligations) shall be applied by the Collateral Agent or the Receiver in the following order, except to the extent otherwise required by law or the Indenture:

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                                      -13-


    8.1.1. first, in payment of the Collateral Agent's reasonable costs, charges and expenses (including legal fees on a solicitor and his own client basis) incurred in the exercise of all or any of the rights, powers or remedies granted to it under this Agreement, and in payment of the reasonable remuneration of the Receiver (if any), the reasonable costs, charges and expenses incurred by the Receiver (if any) in the exercise of all or any of the rights, powers or remedies granted under this Agreement and any amounts due to the Collateral Agent under the Canadian Collateral Agency Agreement;

    8.1.2. second, in payment of amounts paid by the Collateral Agent or the Receiver pursuant to section 7.1.2.1;

    8.1.3. third, in payment of all money borrowed or advanced by the Collateral Agent or the Receiver, if any, pursuant to the exercise of the rights, powers or remedies set out in this Agreement and any interest thereon;

    8.1.4. fourth, in payment of the remainder of the Obligations; and

    8.1.5. last, to the Corporation or otherwise as required by applicable law.

8.2.        MONIES ACTUALLY RECEIVED

            The Corporation shall be entitled to be credited only with the actual Proceeds arising from the possession, sale, lease or other disposition of, or realization of security on, the Collateral when received by the Collateral Agent or the Receiver and such actual Proceeds shall mean all amounts received in cash by the Collateral Agent or the Receiver upon such possession, sale, lease or other disposition of, or realization of security on, the Collateral.

                                   ARTICLE 9.
                                     GENERAL

9.1.        POWER OF ATTORNEY

            After the occurrence and during the continuance of an Event of Default, the Corporation hereby appoints the Collateral Agent as the Corporation's attorney, with full power of substitution, in the name and on behalf of the Corporation, to execute, deliver and do all such acts, deeds, leases, documents, transfers, demands, conveyances, assignments, contracts, assurances, consents, financing statements and things as the Corporation has herein agreed to execute, deliver and do or as may be required by the Collateral Agent or any Receiver to give effect to this Agreement or in the exercise of any rights, powers or remedies hereby conferred on the Collateral Agent, and generally to use the name of the Corporation in the exercise of all or any of the rights, powers or remedies hereby conferred on the Collateral Agent. This appointment, coupled with an interest, shall not be revoked by the insolvency, bankruptcy, dissolution, liquidation or other termination of the existence of the Corporation.

9.2.        SET-OFF

            After the occurrence and during the continuance of an Event of Default, the Collateral Agent may, without notice to the Corporation or to any other Person, set-off, appropriate and apply any and all deposits, general or special, matured or unmatured, held by or for the benefit of the Corporation with the Collateral Agent, and any other indebtedness and liability of the Collateral Agent to the

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                                      -14-


Corporation, matured or unmatured, against and on account of the Obligations when due, in such order of application as the Collateral Agent may from time to time determine.

9.3.        DEALINGS WITH OTHERS

            The Collateral Agent may grant extensions of time and other indulgences, take and give up security, accept compositions, make settlements, grant releases and discharges and otherwise deal with the Corporation, debtors of the Corporation, sureties and other Persons and with Collateral and other security as the Collateral Agent sees fit, without prejudice to the liability of the Corporation to the Collateral Agent or the rights, powers and remedies of the Collateral Agent under this Agreement.

9.4.        NO OBLIGATION TO ADVANCE

            Nothing herein contained shall in any way obligate the Collateral Agent to advance any funds, or otherwise make or continue to make any credit available, to the Corporation.

9.5.        PERFECTION OF SECURITY

            The Corporation authorizes the Collateral Agent to file such financing statements and other documents and do such acts, matters and things as the Collateral Agent may consider appropriate to perfect and continue the Security Interest, to protect and preserve the interest of the Collateral Agent in Collateral and to realize upon the Security Interest.

9.6.        COMMUNICATION

            Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

            if to the Corporation:

            Sport Maska Inc.
            3500 boul. de Maisonneuve, Suite 1210
            Westmount, Quebec Canada H3Z 3C1
            Facsimile No.:  (514) 932-6020

            if to the Collateral Agent:

            BNY Trust Company of Canada
            4 King Street West, Suite 1101
            Toronto, Ontario  Canada  M5H 1B6
            Facsimile No.:  (416) 360-1711

            Attention:  George Bragg

            Each of the Corporation and the Collateral Agent by written notice to each other such Person may designate additional or different addresses for notices to such Person. Any notice or communication to the Corporation or the Collateral Agent shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledges, if faxed; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

            Notwithstanding the foregoing, if the PPSA requires that a notice or other communication be given in a specified manner, then any such notice or communication shall be given in such manner.

9.7.        NO MERGER

            This Agreement shall not operate so as to create any merger or discharge of any of the Secured Obligations, or of any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security interest of any form held or which may hereafter be held by the Collateral Agent from the Corporation or from any other person whomsoever. The taking of a judgement with respect to any of the Secured Obligations will not operate as a merger of any of the covenants contained in this Agreement.

9.8.        SUCCESSORS AND ASSIGNS

            This Agreement shall be binding on the Corporation and its successors and shall enure to the benefit of the Collateral Agent and its successors and assigns. This Agreement shall be assignable by the Collateral Agent free of any set-off, counter-claim or equities between the Corporation and the Collateral Agent, and the Corporation shall not assert against an assignee of the Collateral Agent any claim or defence that the Corporation has against the Collateral Agent.

9.9.        AMALGAMATION OF CORPORATION

            The Corporation hereby acknowledges and agrees that, subject to compliance with the Security Agreements, in the event it amalgamates with any other corporation or corporations, it is the intention of the parties hereto that the term "Corporation", when used herein, shall apply to each of the amalgamating corporations and to the amalgamated corporation, such that the security interest granted hereby:

    9.9.1. shall extend to "Collateral" (as that term is herein defined) owned by each of the amalgamating corporations and the amalgamated corporation at the time of amalgamation and to any "Collateral" thereafter owned or acquired by the amalgamated corporation;

    9.9.2. shall secure the Corporation's "Secured Obligations" (as that term is herein defined) of each of the amalgamating corporations and the amalgamated corporation to the Collateral Agent, for and on behalf of the Trustee, at the time of amalgamation and any "Secured Obligations" of the amalgamated corporation to the Collateral Agent, for and on behalf of the Trustee, thereafter arising; and

    9.9.3. shall attach to "Collateral" owned by each corporation amalgamating with the Corporation and by the amalgamated corporation, at the time of amalgamation, and shall attach to any "Collateral" thereafter owned or acquired by the amalgamated corporation when such becomes owned or is acquired.

9.10.       COPY RECEIVED

            The Corporation hereby acknowledges receipt of a copy of this Agreement and a copy of the financing statement/verification statement registered under the PPSA in respect of the Security Interest. The receipt by the Corporation's legal counsel of a financing statement or financing change statement, or a copy thereof, shall be deemed to be receipt of same by the Corporation.

9.11.       INTERCREDITOR AGREEMENT

            Notwithstanding any provision herein to the contrary, in case of any conflict or inconsistency between the provisions of this Agreement and those of the Intercreditor Agreement, including, without limitation, with respect to the rights and obligations of the parties and the conditions and terms on which security interests may be enforced, the provisions of the Intercreditor Agreement shall prevail and be paramount.

            IN WITNESS WHEREOF the Corporation has executed this Agreement as of the day first above written.

                                    SPORT MASKA INC.

                                    by: /s/ Robert A. Desrosiers
                                        -------------------------------
                                        Name: Robert A. Desrosiers
                                        Title: Vice President, Finance
                                               and Administration

                                    by:_______________________________________
                                       Name:
                                       Title: